SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                                 --------------

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 31, 2001

                            Merrill Lynch CANADA INC.
                   Initial Depositor and Securities Act Issuer
             (Exact name of registrant as specified in its charter)

                          CP HOLDRSSM Deposit Facility
                      [Issuer with respect to the receipts]

                                     Canada
                 (State or other jurisdiction of incorporation)

                                    333-63924
                             Commission File Number

                                 Not Applicable
                      (I.R.S. Employer Identification No.)

                              BCE Place, Suite 400
                                 181 Bay Street
                             Toronto, Ontario M5J2V8
              (Address of principal executive offices and zip code)

                                 (212) 449-1000
              (Registrant's telephone number, including area code)


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Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits

            (c) Exhibits

                99.1 CP HOLDRS Deposit Facility Prospectus Supplement dated December 31, 2001 to Prospectus dated September 4, 2001.





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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  MERRILL LYNCH CANADA INC.


Date:  March 1, 2002              By:      /s/ RONALD S. LLOYD
                                           -------------------
                                           Name:  Ronald S. Lloyd
                                           Title: Executive Vice President and
                                                  Head of Investment Banking


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                                  EXHIBIT INDEX

Number and Description of Exhibit

(99.1) CP HOLDRSSM Deposit Facility Prospectus Supplement dated December 31, 2001 to Prospectus dated September 4, 2001.



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EXHIBIT 99.1        CP HOLDRS DEPOSIT FACILITY PROSUPP DATED DECEMBER 31, 2001



PROSPECTUS SUPPLEMENT
(To Prospectus dated September 4, 2001)



                                   [LOGO] (SM)


                        300,000,000 Depositary Receipts
                          CP HOLDRS(SM) Deposit Facility

         This prospectus supplement supplements information contained in the prospectus dated September 4, 2001, relating to the sale of up to 300,000,000 depositary receipts by the CP HOLDRS(SM) Deposit Facility.

         The name, ticker symbol, share amounts and primary trading market of each company represented by a round-lot of 100 CP HOLDRS is as follows:

                                                          Share     Primary
                         Name of Company          Ticker Amounts Trading Market
           ------------------------------------   ------ ------- --------------
           PanCanadian Energy Corporation          PCX    68.4        NYSE
           Fording Inc.                            FDG    16.6        NYSE
           CP Ships Limited                        TEU     25         NYSE
           Canadian Pacific Railway Company         CP     50         NYSE
           Fairmont Hotels and Resorts Inc.        FHR     25         NYSE

         The share amounts listed in the table above reflect all previous stock splits, dividends and business combination transactions.

                 The date of this prospectus supplement is December 31, 2001.